UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: February 7, 2020
(Date of earliest event reported)

DUKE MOUNTAIN RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140177	98-0503336
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

495 Grand Boulevard, Unit 206, Miramar Beach, FL 32550
(Address of principal executive offices) (Zip Code)

(949 290-4914
(Registrant's telephone no., including area code)

3948 Saratoga Road, Langley, WA, 98260
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Event

    Duke Mountain Resources, Inc.announce today its latest investment into the sports entertainment market of mixed martial arts as the lead investor of Xtreme Fighting Championships, Inc.(“XFC”). XFC is a premier international mixed martial arts (“MMA”) organization based in
Destin Florida, with offices throughout the United States and South America.  Management has agreed that XFC’s first event will take place in the third quarter of 2020. XFC showcases both male and female fighters, advocates the development of young MMA fighters, and produces stadium fight cards in various locations in the United States, Europe and South America.  XFC has a new website at XFCMMA.net and will be announcing new partners in the coming weeks.

Item 9.01	Financial Statements and Exhibits

    The following exhibit is furnished as part of this report.

Number DescriptionDesscription

10.1                 Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 2\7, 2020	DUKE MOUNTAIN RESOURCES, INC.

/s/ JSteve Smith
Name: Steve Smith
Its: CEO and Chairman